Exhibit 99.1

$671,574,000 (Approximate)

Closed-End Mortgage Loan Asset Backed Notes,
Series 2004-HC1

Household Mortgage Loan Trust 2004-HC1

Household Mortgage Funding Corporation III

(Depositor)

Household Finance Corporation

(Master Servicer)

JOINT BOOKRUNNERS

CITIGROUP	CREDIT SUISSE FIRST BOSTON	HSBC

CO-MANAGERS

BANC OF AMERICA		MORGAN STANLEY

Household Mortgage Loan Trust 2004-HC1

Disclaimer

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and confidential and are intended for use by the addressee only.

These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  Neither the Underwriters, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  These Computational Materials may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating the information herein.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.   These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and the structure of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.  The information contained in these Computational Materials will be superseded by the description of the mortgage loans and the other information contained in the final prospectus supplement and prospectus relating to the securities discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting any of the Underwriters’ Trading Desks.  Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, and yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Forward-Looking Statements

Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as “may,” “will,” “should,” “expects,” “believes,” “anticipates,” “estimates,” or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

$671,574,000 (approximate)
Closed-End Mortgage Loan Asset Backed Notes Series 2004-HC1

To Maturity(1)

CLASS	APPROX. SIZE(2)	TYPE(3)	BMARK	EST. WAL (YRS)	EST. PRIN. WINDOW (MOS)	EXPECTED FINAL MATURITY	STATED FINAL MATURITY	EXPECTED RATINGS (S&P/MOODY’S/ FITCH)
A	$524,431,000	FL-PT	1 mo LI	2.43	1 - 97	9/20/2012	1/20/2034	AAA/Aaa/AAA
M	$147,143,000	FL-PT	1 mo LI	2.43	1 - 97	9/20/2012	1/20/2034	AA/Aa2/AA

To 15% Optional Termination (“Call”)(1)(4)

CLASS	APPROX. SIZE(2)	TYPE(3)	BMARK	EST. WAL (YRS)	EST. PRIN. WINDOW (MOS)	EXPECTED FINAL MATURITY	STATED FINAL MATURITY	EXPECTED RATINGS (S&P/MOODY’S/ FITCH)
A	$524,431,000	FL-PT	1 mo LI	2.23	1 - 62	10/20/2009	1/20/2034	AAA/Aaa/AAA
M	$147,143,000	FL-PT	1 mo LI	2.23	1 - 62	10/20/2009	1/20/2034	AA/Aa2/AA

(1)   Based on the prepayment Pricing Speed as described below.

(2)   The Approximate Size is subject to a permitted variance of plus or minus 5%.

(3)   Subject to the Available Funds Cap.

(4)   The Notes are priced to a 15% optional clean-up call as more fully described in the section titled “Optional Termination/Maturity” below.

Pricing Speed

FRM

The Notes will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 4.6% CPR in month one, increase by approximately 1.67% each month to 23% CPR in month 12 and remain at 23% CPR thereafter.

ARM

The Notes will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.13% each month to 30% CPR in month 24 and remain at 30% CPR thereafter.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Preliminary Summary of Terms

Transaction:	Closed-End Mortgage Loan Asset-Backed Notes, Series 2004-HC1 (the “Notes”)

Notes:	$524,431,000 Class A Floating Rate Notes (subject to a variance of +/-5%)
$147,143,000 Class M Floating Rate Notes (subject to a variance of +/-5%)

Issuer:	Household Mortgage Loan Trust 2004-HC1

Depositor:	Household Mortgage Funding Corporation III

Sellers:	Wholly owned subsidiaries of Household Finance Corporation

Master Servicer:	Household Finance Corporation

Co-Lead Managers:	Citigroup Global Markets Inc.,
Credit Suisse First Boston LLC and
HSBC Securities (USA) Inc. (an affiliate of the issuer and Household Mortgage Funding Corporation III)

Co-Managers:	Banc of America Securities LLC and
Morgan Stanley & Co.

Indenture Trustee:	U.S. Bank National Association

Administrator:	HSBC Bank USA, National Association, an affiliate of the depositor and master servicer

Owner Trustee:	The Bank of New York

Co-Trustee:	U.S. Bank National Association

Delaware Trustee:	The Bank of New York (Delaware)

Note Ratings:	The Notes are expected to receive the following ratings from Moody’s Investors Service, Inc., Standard & Poor’s and Fitch, Inc.

	Class	Moody’s	S&P	Fitch
	A	Aaa	AAA	AAA
	M	Aa2	AA	AA

Expected Pricing Date:	Week of August 16, 2004

Expected Closing Date:	On or about August 27, 2004

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Cut-Off Date:	Close of business on July 31, 2004

Statistical Cut-Off Date:	Close of business on July 19, 2004

Payment Date:	20th of each month, or if such day is not a business day the next succeeding business day. (First Payment Date: September 20, 2004)

Delay Days:	0 days

Day Count:	Actual/360

Accrued Interest:	The price to be paid by investors for the Notes will not include accrued interest (settling flat).

Accrual Period:	Interest accrues from the last Payment Date (or, in the case of the first Payment Date, the closing date) through the day preceding the current Payment Date.

Collection Period:	The calendar month preceding the month in which such Payment Date occurs (or, in the case of the first Collection Period, the period from the Cut-Off Date to August 31, 2004).

Form of Notes:	Book entry form, same day funds (through DTC, and if applicable, Euroclear and Clearstream)

Certain ERISA Considerations:

The Notes are expected to be eligible for purchase by investors subject to ERISA, subject to certain considerations and limitations to be described in the Prospectus. ERISA investors will be deemed to make certain representations and warranties.

SMMEA Eligibility:	The Notes are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Tax Status:	Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes.

Mortgage Loans:

As of the Statistical Cut-Off Date, the Collateral Pool consists of 6,502 loans with an aggregate principal balance of $795,086,620.29 of fixed and adjustable rate, fully amortizing and balloon loans secured by first and second liens on primarily 1 - 4 family properties.  As of the Statistical Cut-Off date at least 91.28% of the loans (by outstanding balance) were subject to prepayment penalties at origination.  For collateral statistics please see the “Collateral Summary” herein.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Optional Termination/Maturity:

On any Payment Date following the first Payment Date on which the aggregate principal amount of the Notes is equal to or less than 15% of the aggregate principal amount of the Notes on the Closing Date, the Master Servicer will have the option to purchase the remaining mortgage loans from the trust.  To the extent that the Master Servicer does not exercise its optional termination right within three months of the Payment Date on which the purchase option could first be exercised, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the trust.  In addition, if the principal and interest due on the Notes is not paid, in full, by the Payment Date in August 2014, the Indenture Trustee immediately will begin an auction process for the sale of the remaining mortgage loans.  On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted in connection with the 15% optional termination outlined above is not successful and (ii) the August 2014 Payment Date, all payments that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes.  Generally, at the time the mortgage loans are sold, the outstanding principal amount of the Class A and Class M Notes will be paid in full with accrued interest and any Class A and Class M Supplemental Interest Amount.  However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal amount of all the Notes in the aggregate), the mortgage loans remaining in the trust after the Payment Date in August 2014 may be sold for less than the full outstanding principal amount of, and accrued interest and any Supplemental Interest Amount on, the Class A and Class M Notes.

Credit Enhancement:	For the Class A Notes consists of the following:

• Excess Interest

•      Overcollateralization which will be represented by the ownership interest in the trust: initially equal to 11.00%, building to 14.50% of the principal balance of the mortgage loans as of the Cut-Off Date

• Subordination of the Class M Notes

For the Class M Notes consists of the following:

• Excess Interest

•      Overcollateralization which will be represented by the ownership interest in the trust: initially equal to 11.00%, building to 14.50% of the principal balance of the mortgage loans as of the Cut-Off Date

Substitution Ability:	The Master Servicer will have the right to substitute up to 2% of the outstanding principal balance of the mortgage loans as of the Cut-Off Date, subject to meeting required eligibility criteria.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Servicing Fee:	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Collection Period.

Monthly Master Servicer Advances:	The Master Servicer will not make advances relating to delinquent payments of principal and interest with respect to any mortgage loan included in the mortgage loan pool.

Overcollateralization Amount:

The “Overcollateralization Amount” with respect to any Payment Date is equal to the excess, if any, of (x) the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period over (y) the aggregate principal amount of the Class A and Class M Notes (after taking into account all payments of principal on such Payment Date).  On the Closing Date, the Overcollateralization Amount will be equal to approximately 11.00% of the aggregate principal balance of mortgage loans as of the Cut-Off Date.  If on any Payment Date, the Interim Overcollateralization Amount is less than the Targeted Overcollateralization Amount, Monthly Excess Cashflow will be used to accelerate the payment of the Notes to build overcollateralization until the Targeted Overcollateralization Amount is reached.

Targeted Overcollateralization Amount:	Prior to the Stepdown Date, equal to 14.50% of the aggregate principal balance of mortgage loans as of the Cut-Off Date.

On or after the Stepdown Date, equal to 29.00% of the aggregate principal balance of mortgage loans as of the last day of the related Collection Period, subject to a floor equal to 1.00% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Provided, however, that if a Trigger Event is in effect on or after the Stepdown Date, the Targeted Overcollateralization Amount will not be reduced from the Targeted Overcollateralization Amount in effect as of the preceding Payment Date.

Trigger Event:

Will be in effect on any Payment Date on or after the Stepdown Date on which either (i) the three month rolling average of the Two Payment Plus Delinquency Percentage for such Payment Date equals or exceeds 15.00%, or (ii) the Cumulative Loss Percentage for such Payment Date exceeds the percentage for such Payment Date as described below.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Two Payment Plus Delinquency Percentage:

With respect to any Collection Period, a fraction, expressed as a percentage, the numerator of which is equal to the aggregate of the principal balances of all mortgage loans that are two or more payments contractually delinquent, in bankruptcy or in foreclosure or REO mortgage loans, and the denominator of which is the aggregate principal balance of the mortgage loans as of the end of such Collection Period.

Cumulative Loss Percentage:	With respect to any Payment Date on or after the Stepdown Date, a Trigger Event will be in effect if the Cumulative Loss Percentage exceeds the values defined below:

	Payment Dates	Cumulative Loss Percentage
	September 2007 – August 2008	10.00%
	September 2008 – August 2009	15.75%
	September 2009 – August 2010	18.75%
	September 2010 and thereafter	19.75%

Interim Overcollateralization Deficiency:	As to any Payment Date, the excess, if any, of (x) the Targeted Overcollateralization Amount over (y) the Interim Overcollateralization Amount.

Interim Overcollateralization Amount:

As to any Payment Date, the excess, if any, of (x) the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period over (y) (i) the aggregate principal amount of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the sum of (a) the principal collections for such Payment Date (b) the Additional Principal Reduction Amount with respect to such Payment Date and (c) the Principal Carryforward Amount with respect to such Payment Date.

Overcollateralization Release Amount:

For any Payment Date, the amount (not in excess of principal collections received during the related Collection Period) equal to the excess, if any, of (a) the Interim Overcollateralization Amount for such Payment Date over (b) the Targeted Overcollateralization Amount for such Payment Date.

Stepdown Date:	The later to occur of:

	(i) the Payment Date occurring in September 2007 and

	(ii) the first Payment Date on which the aggregate principal balance of the mortgage loans has been reduced to 50% of the Cut-Off Date aggregate principal balance of the mortgage loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Available Payment Amount:

The sum of (a) principal and net interest collections received on the mortgage loans during the related Collection Period only and (b) any amounts required to be paid by the Master Servicer in connection with the termination of the Trust.

Priority of Payments:	On each Payment Date, the Available Payment Amount will be distributed in the following order of priority, in each case, to the extent of funds remaining:

(i) To the Class A Notes, the Current Interest plus the Interest Carry Forward Amount with respect to the Class A Notes;

(ii) To the Class M Notes, the Current Interest plus the Interest Carry Forward Amount with respect to the Class M Notes;

(iii) To the Class A Notes until the principal amount of such Class A Notes has been reduced to zero, the Class A Pro-Rata Percentage of the Principal Payment Amount;

(iv) To the Class A Notes, the Principal Carry Forward Amount with respect to the Class A Notes;

(v) To the Class A Notes until the principal amount of such Class A Notes has been reduced to zero, the Class A Pro-Rata Percentage of the Additional Principal Reduction Amount;

(vi) To the Class M Notes until the principal amount of such Class M Notes has been reduced to zero, the Class M Pro-Rata Percentage of the Principal Payment Amount;

(vii) To the Class M Notes, the Principal Carry Forward Amount with respect to the Class M Notes;

(viii) To the Class M Notes until the principal amount of such Class M Notes has been reduced to zero, the Class M Pro-Rata Percentage of the Additional Principal Reduction Amount;

(ix)           Concurrently, to each class of the Notes until the principal amount of each such class of Notes has been reduced to zero, the Class A Pro-Rata Percentage of the Extra Principal Payment Amount to the Class A Notes and the Class M Pro-Rata Percentage of the Extra Principal Payment Amount to the Class M Notes;

(x) To each class of Notes, pro rata, based on the unpaid Supplemental Interest Amounts, the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount;

(xi) To the Owner Trustee on behalf of the trust, an amount sufficient to pay any judgment or settlement affecting the trust; and

(xii) To the ownership interest in the trust, any remaining Available Payment Amount, subject to certain limitations.

The Class A Pro-Rata Percentage is equal to a fraction, expressed as a percentage, the numerator of which is the initial Class A Note Principal Amount and the denominator of which is the aggregate initial Class A and Class M

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Note Principal Amount. The Class A Pro-Rata Percentage is equal to approximately 78.09%.

The Class M Pro-Rata Percentage is equal to a fraction, expressed as a percentage, the numerator of which is the initial Class M Note Principal Amount and the denominator of which is the aggregate initial Class A and Class M Note Principal Amount.  The Class M Pro-Rata Percentage is equal to approximately 21.91%.

Note Rate:	The Note Rate on each class of Notes is equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Cap.

Formula Rate:

With respect to the Class A Notes, a per annum rate equal to one-month LIBOR + applicable note margin.  With respect to the Class M Notes, a per annum rate equal to one-month LIBOR + applicable note margin.

Available Funds Cap:

With respect to any Payment Date, a per annum rate equal to the product of (i) the weighted average net loan rate of the mortgage loans as of the beginning of the related Collection Period, multiplied by (ii) 30 divided by the number of days in the related Accrual Period.

Current Interest:

As to any Payment Date and for any class of Notes, the interest accrued during the related Accrual Period on the principal amount of such class of Notes immediately prior to the Payment Date at the applicable Note Rate.

Interest Carry Forward Amount:

As to each Class of Notes and any Payment Date, the sum of (x) the amount, if any, by which (i) the sum of the Current Interest and all prior unpaid Interest Carry Forward Amounts for such class of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments with respect to Current Interest made to such class of Notes on such preceding Payment Date and (y) interest on such amount calculated for the related Accrual Period at the related Note Rate in effect for such Accrual Period with respect to such class of Notes.

Supplemental Interest Amount:

As of any Payment Date, with respect to the Class A and Class M Notes, the sum of (i) the excess, if any, of interest due at the applicable Formula Rate over interest due on such Notes at the applicable Note Rate, (ii) any Supplemental Interest Amount remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at the applicable Formula Rate (without regard to the Available Funds Cap).

Principal Payment Amount:

As to any Payment Date, (i) the principal collections for such Payment Date minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Principal Carry Forward Amount:

As to each Class of Notes and any Payment Date, the amount, if any, by which (i) the Principal Carry Forward Amount, the applicable class pro-rata percentage Principal Payment Amount, and the applicable class pro-rata percentage Additional Principal Reduction Amount payable to each class of Notes, as applicable, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such Notes in respect of such amounts on such prior Payment Date.

Principal Reduction Amount:

An amount equal to (i) the excess of (x) the aggregate principal balance of the mortgage loans as of the first day of the Collection Period over (y) the aggregate principal balance of the mortgage loans as of the last day of the Collection Period minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.

Additional Principal Reduction Amount:	The excess of the Principal Reduction Amount over the Principal Payment Amount.

Extra Principal Payment Amount:	The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization Deficiency, if any.

Monthly Excess Cashflow:

With respect to any Payment Date, the excess, if any, of (i) net interest collections received during the related Collection Period over (ii) the sum of (x) the Current Interest plus the Interest Carry Forward Amount,if any, for each class of Notes for such Payment Date (after taking into account all payments of interest on such Payment Date), (y) the Additional Principal Reduction Amount for such Payment Date and (z) the Principal Carry Forward Amount for each class of Notes for such Payment Date.

Prospectus:

The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”).  Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus.  The information herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Available Funds Cap Schedule(1)

PERIOD	AVAILABLE FUNDS CAP	CLASS A CAP(2)	CLASS M CAP(2)
1	7.22%	7.22%	7.22%
2	7.46%	7.46%	7.46%
3	7.22%	7.22%	7.22%
4	7.46%	7.46%	7.46%
5	7.22%	7.22%	7.22%
6	7.26%	7.26%	7.26%
7	8.04%	8.04%	8.04%
8	7.26%	7.26%	7.26%
9	7.51%	7.51%	7.51%
10	7.26%	7.26%	7.26%
11	8.28%	8.28%	8.28%
12	8.02%	8.02%	8.02%
13	8.02%	8.02%	8.02%
14	8.29%	8.29%	8.29%
15	8.02%	8.02%	8.02%
16	9.06%	9.06%	9.06%
17	9.03%	9.03%	9.03%
18	9.06%	9.06%	9.06%
19	10.02%	10.02%	10.02%
20	9.05%	9.05%	9.05%
21	9.35%	9.35%	9.35%
22	9.33%	9.33%	9.33%
23	10.02%	10.02%	10.02%
24	9.72%	9.72%	9.72%
25	9.72%	9.72%	9.72%
26	10.04%	10.04%	10.04%
27	9.71%	9.71%	9.71%
28	10.60%	10.60%	10.60%
29	10.60%	10.60%	10.60%
30	10.60%	10.60%	10.60%
31	11.73%	11.73%	11.73%
32	10.59%	10.61%	10.61%
33	10.94%	16.46%	16.56%
34	11.00%	16.79%	16.90%
35	11.50%	17.82%	17.94%
36	11.12%	17.52%	17.64%
37	11.12%	69.52%	70.62%
38	11.48%	69.82%	70.92%
39	11.11%	65.67%	66.71%
40	11.73%	66.29%	67.34%
41	11.42%	49.33%	50.07%
42	11.41%	29.20%	29.55%
43	12.19%	31.21%	31.58%
44	11.40%	29.18%	29.54%
45	11.77%	30.14%	30.51%
46	11.53%	29.35%	29.71%
47	11.95%	30.38%	30.76%
48	11.56%	29.39%	29.76%
49	11.55%	29.38%	29.75%
50	11.93%	30.35%	30.73%
51	11.54%	29.35%	29.73%
52	11.98%	30.41%	30.80%
53	11.58%	29.41%	29.79%
54	11.58%	29.40%	29.78%
55	12.81%	32.54%	32.96%
56	11.56%	29.38%	29.77%
57	11.94%	30.35%	30.75%
58	11.55%	29.35%	29.75%
59	11.92%	30.32%	30.73%
60	11.53%	29.33%	29.73%
61	11.52%	29.32%	29.72%
62	11.90%	30.28%	30.70%
63	11.51%	29.30%	29.70%

(1)   Assumes that 1-month and 6-month LIBOR instantaneously increase to 20% and run at the pricing speed.

(2)   Includes Supplemental Interest Amounts.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis – To Maturity

FRM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%
ARM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%

Class A
Weighted Avg. Life (yrs)	12.43	4.67	3.25	2.43	1.88	1.37	1.15
Modified Duration	10.92	4.35	3.10	2.34	1.83	1.35	1.14
Principal Window	Sep 04 - Feb 23	Sep 04 - Jul 18	Sep 04 - Feb 15	Sep 04 - Sep 12	Sep 04 - Mar 11	Sep 04 - Mar 08	Sep 04 - Aug 07

Class M
Weighted Avg. Life (yrs)	12.43	4.67	3.25	2.43	1.88	1.37	1.15
Modified Duration	10.78	4.32	3.08	2.33	1.83	1.34	1.14
Principal Window	Sep 04 - Feb 23	Sep 04 - Jul 18	Sep 04 - Feb 15	Sep 04 - Sep 12	Sep 04 - Mar 11	Sep 04 - Mar 08	Sep 04 - Aug 07

Sensitivity Analysis – To 15% Optional Termination

FRM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%
ARM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%

Class A
Weighted Avg. Life (yrs)	12.33	4.43	3.02	2.23	1.72	1.30	1.10
Modified Duration	10.84	4.16	2.90	2.17	1.68	1.28	1.09
Principal Window	Sep 04 - Aug 21	Sep 04 - Nov 14	Sep 04 - Aug 11	Sep 04 - Oct 09	Sep 04 - Sep 08	Sep 04 - Mar 07	Sep 04 - Oct 06

Class M
Weighted Avg. Life (yrs)	12.33	4.43	3.02	2.23	1.72	1.30	1.10
Modified Duration	10.71	4.13	2.88	2.16	1.68	1.28	1.09
Principal Window	Sep 04 - Aug 21	Sep 04 - Nov 14	Sep 04 - Aug 11	Sep 04 - Oct 09	Sep 04 - Sep 08	Sep 04 - Mar 07	Sep 04 - Oct 06

Note: The sensitivity analyses on this page are based on replines derived from the mortgage loan characteristics as of the Statistical Cut-Off Date scaled in relation of the aggregate mortgage loan balance on the Statistical Cut-Off Date to the aggregate mortgage loan balance on the Cut-Off Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Delinquency and Loss Experience of the Master Servicer’s Correspondent Portfolio

The information presented below summarizes the delinquency and loss experience for mortgage loans purchased from correspondent lenders by HFC and its affiliates and real estate acquired through foreclosure.  HFC determines the delinquency status of a mortgage loan on the basis of contractual delinquency, which is a method of determining delinquency status based on the status of payments under the mortgage loan.  Generally, payments made by a borrower must be within ten dollars of the scheduled payment due for a mortgage loan to be considered contractually current.  The delinquency status of a mortgage loan may be affected by HFC’s account management policies and practices for the collection of mortgage loans in its correspondent portfolio, as described below.  Under these policies and practices, HFC may treat a mortgage loan as current based upon indicia or criteria that in its judgment evidence a probability of continued payment.  These policies and procedures are designed to maintain and improve customer relationships, maximize collections and avoid foreclosure if reasonably possible.

HFC’s primary account management practice that resets the delinquency status of a mortgage loan to contractually current is referred to as a restructure.  Restructuring is used in situations where a delinquent borrower is in a position to resume making payments, but may not have sufficient funds to pay all past due amounts.  A restructure does not change the maturity date of the mortgage loan but does require the borrower to pay all amounts due on or before the maturity date.  “Hardship restructures” or “workout restructures” are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis.

The fact that restructure criteria may be met for a particular mortgage loan does not require HFC to restructure that loan, and the extent to which HFC restructures loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time.  HFC uses account restructuring in an effort to maximize collections and to maintain and improve customer relationships and to avoid foreclosure when it is reasonable to do so.  Accordingly, the application of this practice is subject to complexities, variations and changes from time to time.  These policies and practices are continually under review and assessment to assure that they meet the goals outlined above, and consequently, HFC will modify or permit exceptions to these general policies and practices from time to time.  In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders.  When comparing delinquency and loss experience in different periods, the fact that HFC’s restructure policies and practices will change over time and that exceptions are made to those policies and practices should be taken into account.

In the third quarter of 2003, HFC implemented certain changes to its restructure policies and practices that generally apply to all mortgage loans in its correspondent portfolio.  HFC anticipates that the changes in these policies and practices will result in some short-term increase in delinquency that may lead to higher charge-offs; however, it does not expect that the changes will have a significant impact on its business model or on its results of operations.  The general restructure policies and practices are:

•      mortgage loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;

•      mortgage loans will be limited to four restructures in a rolling 60 month period (for this policy, the initial 60 month period for any mortgage loan in the correspondent portfolio began on January 1, 2003);

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

•      mortgage loans generally are not eligible for restructure until nine months after origination and six months after acquisition;

•      mortgage loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;

•      mortgage loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;

•      except for bankruptcy reaffirmation and filed Chapter 13 plans, a mortgage loan will generally not be restructured more than once in a 12 month period; and

•      effective March 1, 2004, mortgage loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured upon receipt of one qualifying payment.

HFC has applied other restructure policies and practices in its correspondent portfolio from time to time.  The prior policies and practices generally permitted restructures in the correspondent portfolio more frequently than is permissible under the policies and practices outlined above.

In addition to restructuring, HFC uses modifications, forbearance and rewrites to manage customer relationships, maximize collections and avoid foreclosure if reasonably possible in its correspondent portfolio.  Under each of these account management techniques, a mortgage loan may be treated as contractually current.  These tools are typically used on a more limited basis than restructures.  Modifications and forbearance are generally used in transitional situations, usually involving borrower hardships or temporary setbacks that are expected to affect the borrower’s ability to pay the contractually specified amount for some period of time.  In a modification, HFC agrees to assist the borrower in meeting the borrower’s monthly payment obligation by modifying the terms of the mortgage loan, typically by changing the interest rate and/or payment amount.  In forbearance, HFC may agree not to take certain collection or credit reporting agency actions with respect to missed payments, often in return for the borrower’s agreeing to pay an additional amount with future payments.  In a rewrite, a new mortgage loan is written for a borrower whose mortgage loan is delinquent, and proceeds of the new mortgage loan are applied to prepay the delinquent mortgage loan in full.  The new mortgage loan will be treated as contractually current, will not be reflected in delinquency statistics, and will not be substituted or otherwise added to the trust.

The information in the following tables excludes experience for loans originated through HFC’s branch based lending operations, and loans acquired in certain non-representative portfolio acquisitions, partnerships, joint ventures, serviced portfolios and loans subject to repurchase by correspondents.  The data includes experience for first and junior lien mortgage loans, including a limited number of revolving credit lines. The information in the tables has not been adjusted to eliminate the effect of changes to underwriting and credit standards, account management policies and practices or charge-off policies during the periods shown.  HFC continuously reviews these policies and practices in light of portfolio performance, competitive conditions and the economic environment.  As a result, these policies and practices have been adjusted over time to improve portfolio performance.

Management believes that these changes in the ordinary course of business have not materially impacted the presentation of historical delinquency and loss experience presented below.  With respect to mortgage loans, HFC’s general policy is to initiate foreclosure on the mortgaged property only after the mortgage loan is more

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

than two months contractually delinquent, any notices required by law have been sent to the borrower and the foreclosure is authorized by management.  Foreclosure proceedings may be terminated if the delinquency is cured.  However, under certain circumstances, HFC may elect not to commence foreclosure if (1) the borrower’s default is due to special circumstances that are temporary and are not expected to last beyond a specified period (see related discussion above) or (2) there is no economic benefit from the pursuit of foreclosure taking into account the expected costs of foreclosure and property restoration and management.  HFC’s policy with respect to charged off amounts is generally to recognize losses on past due accounts when HFC takes title to the property in foreclosure proceedings or reaches a settlement with the borrower.  The data presented are for illustrative purposes only, and there is no assurance that the restructure, delinquency and loss experience of the mortgage loans will be similar to that shown below.

The following table summarizes approximate restructure statistics for HFC’s correspondent portfolio as described above.  In the table that follows, the restructure statistics presented for June 30, 2004 have been compiled using refined assumptions and estimates.  When comparing restructure statistics from different periods, the fact that our restructure policies and practices will change over time, that exceptions are made to those policies and practices, and that our data capture methodologies have been enhanced, should be taken into account.

Correspondent Mortgage Loan Restructure Experience*

	At December 31,						At June 30,
	2001		2002		2003		2004
	(Principal Balance Dollars in Millions)
Never restructured	$11,964.7	80.2%	$11,364.5	82.0%	$15,503.4	85.3%	$18,232.1	87.9%
Restructured:
Restructured in last 6 months	$1,527.8	10.2%	$669.5	5.0%	$811.6	4.5%	$694.2	3.3%
Restructured in last 7-12 months	$808.0	5.4%	$646.4	4.7%	$617.7	3.4%	$685.8	3.3%
Previously restructured beyond 12 months	$618.3	4.2%	$1,146.4	8.3%	$1,233.1	6.8%	$1,119.3	5.5%
Total ever restructured	$2,954.1	19.8%	$2,492.3	18.0%	$2,662.4	14.7%	$2,499.3	12.1%
Total	$14,918.8	100.0%	$13,856.8	100.0%	$18,165.8	100.0%	$20,731.4	100.0%

* The information as of December 31, 2002, December 31, 2003 and June 30, 2004 excludes data for certain loans that are underwritten as unsecured loans that are not deemed representative of the mortgage loans.  The aggregate principal balance of these loans included in the statistical information at December 31, 2001 was approximately $79.0 million.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Correspondent Mortgage Loan Delinquency Experience(1)(2)

	At December 31,					At June 30,
	1999	2000	2001	2002(2)(3)	2003(2)(3)	2004(2)(3)
Aggregate principal balance of mortgage loans managed	$7,635,604,618	$10,855,805,073	$14,918,757,424	$13,856,817,948	$18,165,757,865	$20,731,384,923
Contractually delinquent principal balances of the mortgage loans managed
One payment past due	$329,091,419	$400,451,089	$494,284,760	$767,302,696	$684,819,321	$642,729,316
Two payments past due	$34,464,085	$44,952,884	$50,420,276	$149,487,144	$163,025,458	$134,090,941
Three or more payments past due	$176,758,150	$306,212,449	$522,182,855	$746,064,521	$1,108,037,265	$971,307,967
Principal balance of mortgage loans managed three or more payments past due as a percentage of the aggregate principal balance of the mortgage loans managed	2.31%	2.82%	3.50%	5.38%	6.10%	4.69%

(1)   “Mortgage loans managed” and “Contractually delinquent principal balances of the mortgage loans managed” include mortgage loans owned, mortgage loans serviced with limited recourse and real estate acquired through foreclosure.

(2)   The information as of December 31, 2002, December 31, 2003 and June 30, 2004 excludes data for certain loans that are underwritten as unsecured loans that are not deemed representative of the mortgage loans.  The aggregate principal balance (in millions) of these loans at December 31, 2001, 2000 and 1999 was approximately $79.0, $37.3 and $11.3, respectively, and is included in the statistical information for those periods.

(3)   The increases in the delinquency in 2002 and 2003 generally are the result of third party loan sales, the continued seasoning of the portfolio, the adverse economic environment, higher levels of receivables in the process of foreclosure, a productivity shortfall in the fourth quarter of 2002 and continuing into the first quarter of 2003 resulting from a servicing system conversion and a change in the method of reporting delinquency.  The December 31, 2003 and June 30, 2004 statistics were also impacted by sales of mortgage loans to an affiliate, HSBC Bank USA, National Association.  In 2002, HFC changed certain parameters for determining days of delinquency for mortgage loans in its correspondent portfolio to more easily facilitate comparison of its results to those reported by other correspondent issuers of mortgage-backed securities.  Only the December 31, 2002, December 31, 2003 and June 30, 2004 statistics reflect the impact of this change in methodology.  Had the reporting basis not changed, the delinquency figures at June 30, 2004 would have been $499,790,452, $124,393,818 and $952,197,992 for one payment past due, two payments past due and three or more payments past due, respectively, and the percentage of the aggregate principal balance of the mortgage loans managed which was three or more payments past due would have been 4.59%.  Again, had the reporting basis not changed, the delinquency figures at December 31, 2003 would have been $524,584,772, $153,906,991 and $1,085,120,144 for one payment past due, two payments past due and three or more payments past due, respectively, and the percentage of aggregate principal balance of the mortgage loans managed which was three or more payments past due would have been 5.97%.  Finally, had the reporting basis not changed, the delinquency figures at December 31, 2002 would have been $611,063,176, $136,746,401 and $729,584,803 for one payment past due, two payments past due and three or more payments past due, respectively, and the percentage of aggregate principal balance of the mortgage loans managed which was three or more payments past due would have been 5.27%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Correspondent Mortgage Loan Loss Experience(1)(2)

	Year Ended December 31,					For the Six Months Ended June 30, 2004(3) (4)
	1999	2000	2001	2002(3)	2003(3)
Average principal balance of mortgage loans managed	$5,828,397,519	$9,317,318,633	$12,372,007,292	$16,284,901,793	$17,270,477,589	$19,069,726,826
Gross charge-offs	$12,400,853	$28,381,819	$66,333,346	$172,310,074	$168,804,650	$105,264,300
REO expense	$12,517,607	$18,563,599	$34,995,539	$78,088,225	$78,849,723	$56,084,063
Ratio of gross charge-offs to average principal balance	0.21%	0.30%	0.54%	1.06%	0.98%	1.10%
Ratio of gross charge-offs and REO expense to average principal balance	0.43%	0.50%	0.82%	1.54%	1.43%	1.69%

(1)   “Mortgage loans managed” includes mortgage loans owned, mortgage loans serviced with limited recourse and real estate acquired through foreclosure and “average principal balance of mortgage loans managed” is the average of the monthly average principal balances. “Gross charge-offs” is the loss recognized (a) upon settlement with the borrower for less than the entire amount due and (b) upon writedown to the net realizable value of a property when HFC or a subsidiary acquires title to the property or when an estimation of loss is made pending foreclosure.  When an amount is charged-off pending foreclosure, the receivable balance is reduced by a corresponding amount.  Real estate owned is valued at the lower of cost or fair value less estimated costs to sell.  These values are periodically reviewed and reduced, if necessary.  Expenses incurred in foreclosing upon or maintaining the property, additional losses taken upon decline of the property’s net value or any loss on sale of the underlying property are reflected separately above as “REO expense.”  Expenses incurred in selling the property are reflected as “REO expense” through October 31, 2003 and are reflected in “Gross charge-offs” thereafter.

(2)   The information as of December 31, 2002, December 31, 2003 and June 30, 2004 excludes data for certain loans that are underwritten as unsecured loans that are not deemed representative of the mortgage loans.  The aggregate principal balance (in millions) of these loans at December 31, 2001, 2000 and 1999 was approximately $79.0, $37.3 and $11.3, respectively, and is included in the statistical information for those periods.

(3)   The increase in the loss ratios for the six months ended June 30, 2004 reflects improvements in the foreclosure process that increased the number of foreclosures completed and the impact of the lower denominator in the ratios as a result of the mortgage loan sales to HSBC Bank USA, National Association.  The increases in the year 2002 and 2003 loss ratios generally result from third party loan sales, the continued seasoning of the portfolio and the adverse economic environment.

(4)   The ratios for the Six Months Ended June 30, 2004 have been annualized.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary

Collateral statistics for the fixed and adjustable rate, first and second lien mortgage loans are listed below as of the Statistical Cut-off Date.  The sum of the percentages may not add to 100% due to rounding.

		Ranges (where applicable)
Total Number of Loans	6,502
Total Outstanding Loan Balance	$795,086,620.29
First Lien Loans (% of Total)	94.96%
Second Lien Loans (% of Total)	5.04%
Fixed/ARMs (% of Total)	22.98 / 77.02%
Balloon (% of Total)	2.85%
Average Loan Principal Balance	$122,283	$9,442 - $397,637
WA Coupon	7.959%	6.000% - 15.650%
WA Original Term (mo.)	348	72 - 360
WA Remaining Term (mo.)	336	61 - 355
WA CLTV	93.53%	14.59% - 104.90%
WA FICO	621
Property Type
Single Family	90.96%
Condo	4.16%
Two-to-Four Family	2.29%
Townhouse	1.90%
Manufactured House	0.64%
Row House	0.05%
Occupancy Status
Primary Residence	99.03%
Investor Property	0.97%
Geographic Concentration
Others states individually account for < 5%
California	15.02%
Florida	7.56%
Michigan	5.70%
Ohio	5.25%
Virginia	5.09%
ARM Characteristics
WA Margin	7.047%	2.750% - 11.740%
WA Maximum Rate	14.024%	9.350% - 18.990%
WA Initial Periodic Rate Cap	2.595%	1.000% - 3.000%
WA Subsequent Periodic Rate Cap	1.087%	1.000% - 1.500%
WA Rate Floor	7.744%	2.750% - 12.990%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Rate Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed	2,216	182,674,085.24	22.98%
Adjustable	4,286	612,412,535.05	77.02
Total:	6,502	795,086,620.29	100.00%

Lien Position

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
First Lien	5,456	755,023,644.98	94.96%
Second Lien	1,046	40,062,975.31	5.04
Total:	6,502	795,086,620.29	100.00%

Original Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
0.01 - 50,000.00	948	30,735,143.34	3.87%
50,000.01 - 100,000.00	1,884	143,155,269.94	18.00
100,000.01 - 150,000.00	1,808	222,827,564.07	28.03
150,000.01 - 200,000.00	971	165,062,401.72	20.76
200,000.01 - 250,000.00	468	103,972,762.14	13.08
250,000.01 - 300,000.00	217	58,699,431.43	7.38
300,000.01 - 350,000.00	120	38,441,811.77	4.83
350,000.01 - 400,000.00	86	32,192,235.88	4.05
Total:	6,502	795,086,620.29	100.00%

Current Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
0.01 - 50,000.00	963	31,460,064.38	3.96%
50,000.01 - 100,000.00	1,884	143,922,641.89	18.10
100,000.01 - 150,000.00	1,813	224,313,183.78	28.21
150,000.01 - 200,000.00	964	164,671,512.25	20.71
200,000.01 - 250,000.00	463	103,371,831.22	13.00
250,000.01 - 300,000.00	216	58,798,106.57	7.40
300,000.01 - 350,000.00	120	38,794,275.38	4.88
350,000.01 - 400,000.00	79	29,755,004.82	3.74
Total:	6,502	795,086,620.29	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Interest Rates

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
5.501 - 6.000	21	3,287,232.65	0.41%
6.001 - 6.500	300	55,030,461.08	6.92
6.501 - 7.000	822	136,042,382.21	17.11
7.001 - 7.500	873	127,671,220.22	16.06
7.501 - 8.000	1,301	183,273,917.58	23.05
8.001 - 8.500	786	98,693,523.71	12.41
8.501 - 9.000	729	80,396,302.70	10.11
9.001 - 9.500	387	36,034,732.11	4.53
9.501 - 10.000	380	32,348,600.73	4.07
10.001 - 10.500	190	12,704,510.89	1.60
10.501 - 11.000	227	11,718,361.48	1.47
11.001 - 11.500	106	4,930,304.00	0.62
11.501 - 12.000	147	5,377,390.51	0.68
12.001 - 12.500	72	2,509,078.91	0.32
12.501 - 13.000	79	2,547,867.05	0.32
13.001 - 13.500	30	915,425.43	0.12
13.501 - 14.000	33	1,092,266.61	0.14
14.001 - 14.500	10	279,687.85	0.04
14.501 - 15.000	7	185,635.34	0.02
15.001 - 15.500	1	28,115.45	0.00
15.501 - 16.000	1	19,603.78	0.00
Total:	6,502	795,086,620.29	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Term to Stated Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 180	771	37,714,442.12	4.74%
181 - 240	461	22,436,762.44	2.82
241 - 300	12	1,122,820.37	0.14
301 - 360	5,258	733,812,595.36	92.29
Total:	6,502	795,086,620.29	100.00%

Remaining Term to Stated Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
61 - 120	18	613,487.02	0.08%
121 - 180	753	37,100,955.10	4.67
181 - 240	461	22,436,762.44	2.82
241 - 300	12	1,122,820.37	0.14
301 - 360	5,258	733,812,595.36	92.29
Total:	6,502	795,086,620.29	100.00%

Year of Origination

(year)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
2002	219	25,371,987.24	3.19%
2003	6,283	769,714,633.05	96.81
Total:	6,502	795,086,620.29	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Combined Loan-to-Value Ratio

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
10.01 - 15.00	1	33,854.50	0.00%
15.01 - 20.00	1	69,323.17	0.01
20.01 - 25.00	3	172,429.57	0.02
25.01 - 30.00	5	303,652.38	0.04
30.01 - 35.00	3	197,810.75	0.02
35.01 - 40.00	8	531,796.84	0.07
40.01 - 45.00	13	1,064,467.17	0.13
45.01 - 50.00	12	880,597.03	0.11
50.01 - 55.00	18	1,644,179.77	0.21
55.01 - 60.00	30	2,843,358.26	0.36
60.01 - 65.00	42	4,331,468.76	0.54
65.01 - 70.00	86	8,840,604.89	1.11
70.01 - 75.00	134	15,157,391.20	1.91
75.01 - 80.00	595	82,935,185.05	10.43
80.01 - 85.00	367	49,378,177.67	6.21
85.01 - 90.00	833	106,818,245.75	13.43
90.01 - 95.00	571	71,059,586.26	8.94
95.01 - 100.00	3,321	390,823,133.10	49.15
100.01 - 105.00	459	58,001,358.17	7.29
Total:	6,502	795,086,620.29	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

FICO Credit Score(1)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
500 - 524	121	13,162,167.96	1.66%
525 - 549	238	26,902,165.51	3.38
550 - 574	286	33,787,843.34	4.25
575 - 599	1,401	175,042,190.04	22.02
600 - 624	1,694	210,925,349.65	26.53
625 - 649	1,167	147,863,439.54	18.60
650 - 674	814	96,385,104.63	12.12
675 - 699	431	53,402,452.27	6.72
700 - 724	201	21,830,438.49	2.75
725 - 749	96	9,958,440.21	1.25
750 - 774	42	4,937,687.05	0.62
775 - 799	10	856,689.14	0.11
800 - 824	1	32,652.46	0.00
Total:	6,502	795,086,620.29	100.00%

(1)           “FICO Credit Scores” are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower’s credit-worthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers to establish patterns that are believed to be indicative of the borrower’s probability of default. The FICO Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan.  Furthermore, FICO Credit Scores were not developed especially for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. We cannot assure you that a FICO Credit Score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Occupancy Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Owner Occupied	6,426	787,386,553.47	99.03%
Investor Property	76	7,700,066.82	0.97
Total:	6,502	795,086,620.29	100.00%

Property Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Single Family	5,917	723,208,536.71	90.96%
Condo	268	33,043,250.88	4.16
Two-to-Four Family	122	18,242,530.77	2.29
Townhouse	123	15,120,910.62	1.90
Manufactured House	69	5,081,033.71	0.64
Row House	3	390,357.60	0.05
Total:	6,502	795,086,620.29	100.00%

Documentation Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Full Documentation	5,669	694,818,022.64	87.39%
Limited Documentation	833	100,268,597.65	12.61
Total:	6,502	795,086,620.29	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

States

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
California	756	119,447,664.57	15.02%
Florida	555	60,084,304.27	7.56
Michigan	380	45,307,235.18	5.70
Ohio	358	41,730,073.89	5.25
Virginia	319	40,430,788.08	5.09
Arizona	323	38,673,328.19	4.86
Indiana	369	36,499,850.18	4.59
Texas	341	32,435,617.27	4.08
Pennsylvania	291	31,801,496.89	4.00
Tennessee	261	27,776,152.10	3.49
Maryland	158	26,356,154.89	3.31
Colorado	147	25,067,401.98	3.15
Washington	179	23,777,547.55	2.99
Missouri	216	23,350,681.60	2.94
Georgia	169	21,231,204.38	2.67
New Jersey	127	20,983,474.82	2.64
South Carolina	180	19,856,227.31	2.50
Wisconsin	115	14,013,298.45	1.76
Minnesota	96	13,968,711.64	1.76
Kentucky	131	13,416,731.58	1.69
New York	96	12,796,408.28	1.61
Massachusetts	60	11,271,270.36	1.42
Nevada	88	10,230,782.60	1.29
Connecticut	67	8,956,153.25	1.13
Oregon	81	8,906,334.31	1.12
Utah	72	7,720,110.45	0.97
Iowa	79	7,585,562.44	0.95
Arkansas	62	6,639,458.38	0.84
Nebraska	53	5,783,168.09	0.73
Louisiana	49	5,386,511.86	0.68
Mississippi	53	5,061,228.03	0.64
Oklahoma	60	5,001,555.24	0.63
Delaware	37	4,737,600.87	0.60
Alabama	46	4,724,120.38	0.59
Idaho	41	4,046,065.24	0.51

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

States (continued)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
New Mexico	30	3,598,783.35	0.45
Rhode Island	18	2,497,634.62	0.31
New Hampshire	9	976,296.28	0.12
South Dakota	7	769,850.75	0.10
Maine	7	680,708.55	0.09
Wyoming	5	521,974.58	0.07
North Dakota	4	457,566.29	0.06
Alaska	4	331,708.58	0.04
Montana	2	178,315.13	0.02
Vermont	1	19,507.56	0.00
Total:	6,502	795,086,620.29	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Gross Margin

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
2.501 - 3.000	2	116,138.45	0.02%
3.001 - 3.500	1	97,311.76	0.02
4.001 - 4.500	2	385,621.05	0.06
4.501 - 5.000	44	7,611,163.23	1.24
5.001 - 5.500	493	90,890,629.97	14.84
5.501 - 6.000	364	57,670,733.41	9.42
6.001 - 6.500	499	75,952,444.17	12.40
6.501 - 7.000	502	74,555,249.30	12.17
7.001 - 7.500	603	85,539,487.21	13.97
7.501 - 8.000	629	87,693,486.99	14.32
8.001 - 8.500	474	59,648,678.87	9.74
8.501 - 9.000	316	35,870,789.01	5.86
9.001 - 9.500	175	18,405,045.00	3.01
9.501 - 10.000	117	12,071,358.59	1.97
10.001 - 10.500	42	4,194,844.18	0.68
10.501 - 11.000	17	1,184,445.05	0.19
11.001 - 11.500	4	357,804.48	0.06
11.501 - 12.000	2	167,304.33	0.03
Total:	4,286	612,412,535.05	100.00%

Initial Periodic Rate Cap

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
1.000 - 1.499	57	8,865,780.63	1.45%
1.500 - 1.999	650	99,132,983.10	16.19
2.000 - 2.499	656	81,458,615.78	13.30
>= 3.000	2,923	422,955,155.54	69.06
Total:	4,286	612,412,535.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Subsequent Periodic Rate Cap

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
1.000 - 1.499	3,592	505,843,486.23	82.60%
1.500 - 1.999	694	106,569,048.82	17.40
Total:	4,286	612,412,535.05	100.00%

Maximum Rate

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
<= 11.500	3	326,344.13	0.05%
11.501 - 12.000	17	3,257,778.40	0.53
12.001 - 12.500	187	34,858,893.33	5.69
12.501 - 13.000	458	80,723,670.53	13.18
13.001 - 13.500	558	88,126,403.25	14.39
13.501 - 14.000	931	137,272,036.77	22.41
14.001 - 14.500	661	92,212,676.11	15.06
14.501 - 15.000	689	90,315,097.85	14.75
15.001 - 15.500	328	38,009,194.00	6.21
15.501 - 16.000	253	27,494,333.92	4.49
16.001 - 16.500	99	10,177,213.19	1.66
16.501 - 17.000	60	6,377,610.56	1.04
17.001 - 17.500	23	1,994,235.84	0.33
17.501 - 18.000	12	662,269.00	0.11
18.001 - 18.500	6	567,088.55	0.09
18.501 - 19.000	1	37,689.62	0.01
Total:	4,286	612,412,535.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Rate Floor

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
2.501 - 3.000	2	116,138.45	0.02%
4.501 - 5.000	4	832,203.37	0.14
5.001 - 5.500	6	1,059,668.55	0.17
5.501 - 6.000	24	4,872,350.64	0.80
6.001 - 6.500	272	50,832,385.91	8.30
6.501 - 7.000	659	112,134,308.29	18.31
7.001 - 7.500	694	106,402,930.24	17.37
7.501 - 8.000	1,008	145,698,889.57	23.79
8.001 - 8.500	589	77,654,445.22	12.68
8.501 - 9.000	465	54,844,790.09	8.96
9.001 - 9.500	235	24,708,978.68	4.03
9.501 - 10.000	199	21,515,331.55	3.51
10.001 - 10.500	62	5,952,469.24	0.97
10.501 - 11.000	37	3,567,495.75	0.58
11.001 - 11.500	16	1,366,474.79	0.22
11.501 - 12.000	11	612,899.84	0.10
12.001 - 12.500	2	203,085.25	0.03
12.501 - 13.000	1	37,689.62	0.01
Total:	4,286	612,412,535.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Next Rate Adjustment Date

Month	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
2004-09	1	117,361.77	0.02%
2004-10	4	595,822.56	0.10
2004-11	20	2,453,738.48	0.40
2004-12	45	5,302,566.90	0.87
2005-01	76	10,104,081.88	1.65
2005-02	136	18,251,276.49	2.98
2005-03	152	22,533,976.02	3.68
2005-04	254	38,479,318.64	6.28
2005-05	375	55,905,209.64	9.13
2005-06	398	56,222,634.10	9.18
2005-07	335	47,875,307.08	7.82
2005-08	341	46,892,472.92	7.66
2005-09	309	45,585,511.52	7.44
2005-10	315	44,616,616.85	7.29
2005-11	321	44,790,318.65	7.31
2005-12	159	21,398,352.92	3.49
2006-01	23	3,315,450.39	0.54
2006-02	23	3,820,516.10	0.62
2006-03	32	4,491,045.56	0.73
2006-04	57	8,132,178.25	1.33
2006-05	80	10,886,805.12	1.78
2006-06	91	11,103,805.77	1.81
2006-07	94	13,599,677.64	2.22
2006-08	81	11,675,274.78	1.91
2006-09	136	20,791,211.28	3.39
2006-10	181	26,846,932.50	4.38
2006-11	167	24,023,792.01	3.92
2006-12	74	11,771,465.82	1.92
2007-01	6	829,813.41	0.14
Total:	4,286	612,412,535.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).